                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 333-13079 and 333-33829.



                                                     ARTHUR ANDERSEN LLP

Washington, D.C.
March 30, 1998